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                                                                    EXHIBIT 99.1


                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                               OF CYBERONICS, INC.
                       PURSUANT TO 18 U.S.C. Section 1350


         I, Robert P. Cummins, Chief Executive Officer of Cyberonics, Inc. (the "Company"), hereby certify that:

         (i) the accompanying report on Form 10-Q for the period ending July 26, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") by the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         (ii) the information contained in the Report fairly presents, in all material aspects, the financial operations and results of operations of the Company.



                                                         /s/ ROBERT P. CUMMINS
                                                         -----------------------
                                                         Name: Robert P. Cummins
                                                         Date: September 6, 2002